UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2024

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-07151	31-0595760
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices) (Zip code)

(510) 271-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $1.00 par value	CLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	On November 20, 2024, The Clorox Company (the “Company”) held its virtual annual meeting of shareholders.

(b)	The shareholders (1) elected all of the Company’s nominees for director, (2) approved the compensation of the Company’s named executive officers on an advisory basis, and (3) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025.

The final voting results on each of the matters submitted to a vote are as follows:

1.	Election of Directors:
	Number of Votes
	For	Against	Abstain	Broker Non-Votes
Stephen B. Bratspies	88,574,185	420,571	210,942	17,145,925
Pierre R. Breber	88,583,063	415,714	206,922	17,145,925
Julia Denman	88,472,706	543,421	189,572	17,145,925
Spencer C. Fleischer	87,205,016	1,796,214	204,469	17,145,925
Esther Lee	85,346,195	3,664,298	195,206	17,145,925
A.D. David Mackay	88,390,870	612,443	202,385	17,145,925
Stephanie Plaines	88,432,195	587,490	186,014	17,145,925
Linda Rendle	84,229,786	4,419,727	556,185	17,145,925
Matthew J. Shattock	87,379,925	1,623,635	202,138	17,145,925
Russell J. Weiner	88,356,468	636,204	213,027	17,145,925
Christopher J. Williams	87,694,853	1,305,769	205,076	17,145,925
2.	Advisory Vote on the Approval of Named Executive Officers Compensation:
Number of Votes
For	Against	Abstain	Broker Non-Votes
83,241,298	5,474,458	489,942	17,145,925
3.	Ratification of the selection of Ernst & Young LLP as the Company’s independent auditor for 2025.
Number of Votes
For	Against	Abstain	Broker Non-Votes
101,119,064	4,974,815	257,744	0

Item 8.01 Other Events.

On November 20, 2024, the shareholders of the Company elected Stephen B. Bratspies and Pierre R. Breber to the Board of Directors of the Company. A press release announcing the election of Messrs. Bratspies and Breber is filed as Exhibit 99.1 and is incorporated herein in its entirety.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the Exhibit Index below.

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated November 20, 2024 of The Clorox Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY

Date:	November 21, 2024	By:	/s/ Angela Hilt
Angela Hilt
Executive Vice President – Chief Legal Officer and Corporate Secretary

4